POWER OF ATTORNEY

         We, the undersigned officers and Trustees of The Wright Managed Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Peter M. Donovan and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Income Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Name                          Capacity                     Date
       --------                        --------                    ------
                                     President, Principal
/s/  Peter M. Donovan                Executive Officer and     April 1, 1993
---------------------------------    Trustee
Peter M. Donovan

                                     Treasurer and Principal
/s/  James L. O'Connor               Financial and Accounting  April 1, 1993
---------------------------------    Officer
James L. O'Connor


/s/  H. Day Brigham, Jr.             Trustee                   April 1, 1993
---------------------------------
H. Day Brigham, Jr.


/s/  Winthrop S. Emmet               Trustee                   April 1, 1993
---------------------------------
Winthrop S. Emmet


/s/  Leland Miles
---------------------------------    Trustee                   April 1, 1993
Leland Miles


/s/  A.M. Moody, III                 Trustee                   April 1, 1993
---------------------------------
A.M. Moody, III


/s/  Lloyd F. Pierce                 Trustee                   April 1, 1993
---------------------------------
Lloyd F. Pierce


/s/  George R. Prefer                Trustee                   April 1, 1993
---------------------------------
George R. Prefer


/s/  Raymond Van Houtte              Trustee                    April 1, 1993
---------------------------------
Raymond Van Houtte